                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that she is a Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf o the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 2002 between the Company and U.S. Bank Trust National Association, as Trustee of Home Equity Loan Trust 2002-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 6.02 of the Agreement be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of October 2002.

                                            CONSECO FINANCE CORP

                                            BY: /s/ Cheryl A. Collins
                                               ---------------------------------
                                                Cheryl A. Collins
                                                Vice President and Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of October 1, 2001 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2002-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 2002 to September 30 2002 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of October 2002.

                                            CONSECO FINANCE CORP.




                                            BY: /s/ Cheryl A. Collins
                                               ---------------------------------
                                               Cheryl A. Collins
                                               Vice President and Treasurer

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                                  page 1
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-C                            Group I
TRUST ACCOUNT:                          3341790-0
MONTHLY REMITTANCE REPORT:           September, 2002
REMITTANCE DATE:                       10/15/2002

Group I (Fixed) Available Funds                                        Principal                Interest                   Total
-------------------------------                                        ---------                --------                   -----
Scheduled Monthly Payments Collected                                  205,324.90            2,433,216.99            2,638,541.89
Principal Prepayments                                               7,484,561.98              109,881.04            7,594,443.02
Proceeds on Liquidated Loans                                          324,264.36                    0.00              324,264.36
Servicer Reimbursement of Pre-Liquidation Expenses                       -165.00                    0.00                 -165.00
Servicer Reimbursement of Post-Liquidation Expenses                         0.00                    0.00                    0.00
Servicer Advance for Delinquent Payments                               23,953.19              478,354.75              502,307.94
Recovery of Prior Month's Servicer Advance                            -19,641.13             -375,223.06             -394,864.19
10-Day Roll Forward of Principal Collections (N/A)                          0.00                    0.00                    0.00
Recovery of Prior Month's 10-Day Roll Forward (N/A)                         0.00                    0.00                    0.00
Collection Account Earnings                                                 0.00                9,796.70                9,796.70
Class M & B-1 Interest Deficiencies for current Remittance                  0.00                    0.00                    0.00
Class M & B-1 Interest Deficiencies from prior Remittance                   0.00                    0.00                    0.00
Amount Withdrawn from Reserve Funds                                         0.00                    0.00                    0.00
Other Adjustments to Available Funds                                        0.00               73,389.76               73,389.76
                                                                 ----------------------------------------------------------------
Total Available Funds                                               8,018,298.30            2,729,416.18           10,747,714.48
                                                                 ================================================================

Fees Payable
------------
Monthly Servicing Fee    (0.5% of Pool Scheduled Principal Balance)                                                   110,809.72
Back-up Servicing Fee    (0.03% of Pool Scheduled Principal Balance)                                                    6,648.58
Trustee Fee                                                                                                                 0.00
Insurance Premium        (N/A)                                                                                              0.00
Cap Provider Fee         (N/A)                                                                                              0.00
                                                                                                              -------------------
Total Fees                                                                                                            117,458.30
                                                                                                              ===================

Amount Available for Principal and Interest Distribution (see page 2)                                              10,630,256.18
                                                                                                              ===================

Formula Principal Distribution
------------------------------
Scheduled Principal Payments                                                                                          231,935.00
Principal Prepayments (Payoffs and Curtailments)                                                                    7,462,501.90
Liquidated Loans                                                                                                       33,857.22
Repurchased / Substituted Contracts                                                                                         0.00
10-Day Principal Roll Forward (N/A)                                                                                         0.00
Prior Month's 10-Day Roll Forward (N/A)                                                                                     0.00
                                                                                                              -------------------
Total Formula Principal Distribution                                                                                7,728,294.12
                                                                                                              ===================

Unpaid Class A Principal Shortfall as of Prior Month                                                                        0.00
Current Month Class M and B Liquidation Loss Distribution                                                                   0.00
Group I Extra Principal Distribution                                                                                1,175,712.01
                                                                                                              -------------------
Total Additional Principal Distribution and Other Principal Distribution                                            1,175,712.01
                                                                                                              ===================

Pool Scheduled Principal Balance                                                                                  258,215,030.41
10-Day Adjusted Pool Principal Balance (N/A)                                                                                0.00
Certificate Principal Balance (excluding IO Notional Principal Amount)                                            254,765,506.10
Overcollateralization Amount                (Target:)                 8,250,000.00                                  3,449,524.31
Total Outstanding Loan Count                                                                                               3,539

Reserve Funds / Cash Deposits                      Previous Balance          Deposits          Withdrawals        Ending Balance
-----------------------------                      ----------------          --------          -----------        --------------
Prefunded Account                                              0.00         39,872.32                 0.00             39,872.32
Undelivered Account                                            0.00        103,832.67                 0.00            103,832.67
Stage-Funded Reserve Fund (N/A)                                0.00              0.00                 0.00                  0.00
Basis Risk Reserve Fund                                        0.00              0.00                 0.00                  0.00
Yield Maintenance Reserve Fund                                 0.00              0.00                 0.00                  0.00

Non-Recoverable Pre-Liquidation Expenses                  Incurred:              0.00         Outstanding:                  0.00
Non-Recoverable Post-Liquidation Expenses                 Incurred:              0.00         Outstanding:                  0.00


CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                                 page 2
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-C                            Group II
TRUST ACCOUNT:                          3341790-0
MONTHLY REMITTANCE REPORT:           September, 2002
REMITTANCE DATE:                        10/15/2002

Group II (ARM) Available Funds                                          Principal             Interest                   Total
------------------------------                                          ---------             --------                   -----
Scheduled Monthly Payments Collected                                   105,090.01         1,451,760.14            1,556,850.15
Principal Prepayments                                                4,220,771.43            41,253.97            4,262,025.40
Proceeds on Liquidated Loans                                                 0.00                 0.00                    0.00
Servicer Reimbursement of Pre-Liquidation Expenses                           0.00                 0.00                    0.00
Servicer Reimbursement of Post-Liquidation Expenses                          0.00                 0.00                    0.00
Servicer Advance for Delinquent Payments                                 7,530.63           109,083.40              116,614.03
Recovery of Prior Month's Servicer Advance                              -5,941.00           -88,667.56              -94,608.56
10-Day Roll Forward of Principal Collections (N/A)                           0.00                 0.00                    0.00
Recovery of Prior Month's 10-Day Roll Forward (N/A)                          0.00                 0.00                    0.00
Collection Account Earnings                                                  0.00             5,374.71                5,374.71
Class M & B-1 Interest Deficiencies for current Remittance                   0.00                 0.00                    0.00
Class M & B-1 Interest Deficiencies from prior Remittance                    0.00                 0.00                    0.00
Amount Withdrawn from Reserve Funds                                          0.00                 0.00                    0.00
Other Adjustments to Available Funds                                         0.00            38,298.02               38,298.02
                                                                  -------------------------------------------------------------
Total Available Funds                                                4,327,451.07         1,557,102.68            5,884,553.75
                                                                  =============================================================

Fees Payable
------------
Monthly Servicing Fee    (0.5% of Pool Scheduled Principal Balance)                                                  80,912.21
Back-up Servicing Fee    (0.03% of Pool Scheduled Principal Balance)                                                  4,854.73
Trustee Fee                                                                                                               0.00
Insurance Premium        (N/A)                                                                                            0.00
Cap Provider Fee         (N/A)                                                                                            0.00
                                                                                                            -------------------
Total Fees                                                                                                           85,766.94
                                                                                                            ===================

Amount Available for Principal and Interest Distribution (see page 2)                                             5,798,786.81
                                                                                                            ===================

Formula Principal Distribution
------------------------------
Scheduled Principal Payments                                                                                        114,202.73
Principal Prepayments (Payoffs and Curtailments)                                                                  4,213,078.17
Liquidated Loans                                                                                                          0.00
Repurchased / Substituted Contracts                                                                                       0.00
10-Day Principal Roll Forward (N/A)                                                                                       0.00
Prior Month's 10-Day Roll Forward (N/A)                                                                                   0.00
                                                                                                            -------------------
Total Formula Principal Distribution                                                                              4,327,280.90
                                                                                                            ===================

Unpaid Class A Principal Shortfall as of Prior Month                                                                      0.00
Current Month Class M and B Liquidation Loss Distribution                                                                 0.00
Group II Extra Principal Distribution                                                                               498,595.24
                                                                                                            -------------------
Total Additional Principal Distribution and Other Principal Distribution                                            498,595.24
                                                                                                            ===================

Pool Scheduled Principal Balance                                                                                189,862,012.81
10-Day Adjusted Pool Principal Balance (N/A)                                                                              0.00
Certificate Principal Balance (excluding IO Notional Principal Amount)                                          188,169,584.56
Overcollateralization Amount                  (Target:)                   4,500,000.00                            1,692,428.25
Total Outstanding Loan Count                                                                                             1,719

Reserve Funds / Cash Deposits                      Previous Balance         Deposits          Withdrawals       Ending Balance
-----------------------------                      ----------------         --------          -----------       --------------
Prefunded Account                                              0.00        29,090.19                 0.00            29,090.19
Undelivered Account                                            0.00             0.00                 0.00                 0.00
Stage-Funded Reserve Fund (N/A)                                0.00             0.00                 0.00                 0.00
Basis Risk Reserve Fund                                        0.00             0.00                 0.00                 0.00
Yield Maintenance Reserve Fund                            10,014.56         5,015.87                 0.00            15,030.43

Non-Recoverable Pre-Liquidation Expenses                  Incurred:             0.00         Outstanding:                 0.00
Non-Recoverable Post-Liquidation Expenses                 Incurred:             0.00         Outstanding:                 0.00


CONSECO FINANCE CORPORATION (SELLER & SERVICER)                                 Principal Allocation Percentage
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                                        -------------------------------
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES                                             Current Date   Following Date
SERIES 2002-C                                      Group I                      -----------------------------------------
TRUST ACCOUNT:                                    3341790-0                     Class A    100.00000000%   100.00000000%
MONTHLY REMITTANCE REPORT:                     September, 2002                  Class M      0.00000000%     0.00000000%
REMITTANCE DATE:                                  10/15/2002                    Class B      0.00000000%     0.00000000%
                                                                                -----------------------------------------
                                                                                Total      100.00000000%   100.00000000%
                                                                                -----------------------------------------

Distributions
-------------                      Current     Interest
                        Coupon     Interest   Shortfall    Per $1000     Principal      Per $1000      Ending
Class        CUSIP       Rate      Payment     Payment      Original      Payment        Original     Balance
------------------------------------------------------------------------------------------------------------------
AF1        20846QKB3   2.02313%   157,445.48     0.00     1.45866590  8,904,006.13    82.49185764   87,703,506.10
AF2        20846QKC1   3.82700%    48,236.15     0.00     3.18916694          0.00     0.00000000   15,125,000.00
AF3        20846QKD9   4.58000%   202,042.88     0.00     3.81666660          0.00     0.00000000   52,937,000.00
AF4        20846QKE7   5.97200%   205,287.50     0.00     4.97666667          0.00     0.00000000   41,250,000.00
AFIO       20846QKF4   7.50000%   773,437.50     0.00     6.25000000          0.00     0.00000000  103,125,000.00
MF1        20846QKG2   6.15800%   102,315.17     0.00     5.13166667          0.00     0.00000000   19,938,000.00
MF2        20846QKH0   6.98100%    99,985.37     0.00     5.81749985          0.00     0.00000000   17,187,000.00
BF1        20846QKJ6   8.00000%    87,086.67     0.00     6.66666692          0.00     0.00000000   13,063,000.00
BF2        xxxxxxxxx   8.00000%    50,413.33     0.00     6.66666623          0.00     0.00000000    7,562,000.00
B3I        xxxxxxxxx     N/A            0.00     0.00         N/A             0.00         N/A             N/A
P          xxxxxxxxx     N/A            0.00     0.00         N/A             0.00         N/A              60.00
R          xxxxxxxxx     N/A            0.00     0.00         N/A             0.00         N/A             N/A
------------------------------------------------------------------------------------------------------------------

Totals                          1,726,250.05     0.00                 8,904,006.13                 254,765,566.10
==================================================================================================================

(Table continues below)

                                                        Unpaid     Unpaid
                           Pool         Original       Interest   Principal
Class        CUSIP        Factor         Balance      Shortfall   Shortfall
----------------------------------------------------------------------------
AF1        20846QKB3    0.81253596   107,938,000.00        0.00      0.00
AF2        20846QKC1    1.00000000    15,125,000.00        0.00      0.00
AF3        20846QKD9    1.00000000    52,937,000.00        0.00      0.00
AF4        20846QKE7    1.00000000    41,250,000.00        0.00      0.00
AFIO       20846QKF4    0.83333333   123,750,000.00        0.00      0.00
MF1        20846QKG2    1.00000000    19,938,000.00        0.00      0.00
MF2        20846QKH0    1.00000000    17,187,000.00        0.00      0.00
BF1        20846QKJ6    1.00000000    13,063,000.00        0.00      0.00
BF2        xxxxxxxxx    1.00000000     7,562,000.00        0.00      0.00
B3I        xxxxxxxxx        N/A              N/A      16,505.20      0.00
P          xxxxxxxxx        N/A                0.00        0.00      0.00
R          xxxxxxxxx        N/A              N/A           0.00      0.00
----------------------------------------------------------------------------

Totals                  0.92642024   275,000,000.00   16,505.20      0.00
============================================================================

Delinquency / Default Summary
-----------------------------
                                                                                                     Loans in    180 Day Defualt
Delinquencies             30-59 Days    60-89 Days   90-179 Days          Total     Extensions      Bankruptcy      Inventory
--------------------------------------------------------------------------------------------------------------------------------
Number of Loans                   41            11             4             56             27               13              1
Principal Balance       2,845,894.55    685,259.17    581,018.85   4,112,172.57   2,520,284.07     1,395,600.25      13,095.25
Percent of Total (#)           1.16%         0.31%         0.11%          1.58%          0.76%            0.37%          0.03%
Percent of Total ($)           1.10%         0.27%         0.23%          1.59%          0.98%            0.54%          0.01%
--------------------------------------------------------------------------------------------------------------------------------

(Table continues below)

                        Foreclosure      REO      Liquidations/  Liquidation
Delinquencies            Inventory    Inventory    Charge-Offs      Losses
-----------------------------------------------------------------------------
Number of Loans                   5       0.00               1             1
Principal Balance        455,180.74       0.00       33,857.22     38,843.20
Percent of Total (#)          0.14%      0.00%           0.03%         0.03%
Percent of Total ($)          0.18%      0.00%           0.01%         0.02%
-----------------------------------------------------------------------------

                                    -----------------------------------------
                                    Cumulative (#):       1.00          1.00
                                    Cumulative ($):  33,857.22     38,843.20
                                    -----------------------------------------

Distribution Tests              Step Down Date:      8/15/2005
------------------              ---------------
                                                                      Target               Actual
--------------------------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                              7.22%                 0.38%
                                                                      -----
(Shall not exceed 32% of the Sr. Enhancement %)

Cumulative Realized Loss Ratio                                                              0.01%
(target not to exceed 4.00% from 8/15/2005 to 7/15/2006,
5.25% from 8/15/2006 to 7/15/2007, 6.00% from 8/15/2007
to 7/15/2008 and 6.25% thereafter)
--------------------------------------------------------------------------------------------------

Servicer Termination Tests
--------------------------
                                                                      Target               Actual
--------------------------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                               9.54%                0.38%
                                                                       -----
(Shall not exceed 42.25% of the Sr. Enhancement %)

Cumulative Realized Loss Ratio                                                              0.01%
(target not to exceed 7.25% from 8/15/2005 to 7/15/2006,
8.25% from 8/15/2006 to 7/15/2007, 8.75% from 8/15/2007
to 7/15/2008 and 9.00% thereafter)
--------------------------------------------------------------------------------------------------

---------------------------------------
Sr. Enhance %                22.57015%
---------------------------------------
WAC                           9.51590%
Net WAC Cap                  11.72569%
---------------------------------------
WAM                             306.18
---------------------------------------


U.S. Bank National Association Bondholder Services: 1-800-934-6802
                                                                          page 3

CONSECO FINANCE CORPORATION (SELLER & SERVICER)                                Principal Allocation Percentage
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)                                       -------------------------------
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES                                            Current Date      Following Date
SERIES 2002-C                                     Group II                     -------------------------------------------
TRUST ACCOUNT:                                    3341790-0                    Class A    100.00000000%     100.00000000%
MONTHLY REMITTANCE REPORT:                     September, 2002                 Class M      0.00000000%       0.00000000%
REMITTANCE DATE:                                 10/15/2002                    Class B      0.00000000%       0.00000000%
                                                                               -------------------------------------------
                                                                               Total      100.00000000%     100.00000000%
                                                                               -------------------------------------------

Distributions
-------------                         Current      Interest
                        Coupon       Interest     Shortfall    Per $1000       Principal      Per $1000          Ending
 Class       CUSIP       Rate         Payment       Payment     Original        Payment        Original          Balance
----------------------------------------------------------------------------------------------------------------------------
AV1        20846QKK3    2.27313%    277,408.26       0.00      1.75020984    4,825,876.14    30.44716808     146,669,584.56
AVIO       20846QKL1    7.50000%    560,000.00       0.00      6.25000000            0.00     0.00000000      76,800,000.00
MV1        20846QKM9    3.32313%     38,816.00       0.00      2.67696552            0.00     0.00000000      14,500,000.00
MV2        20846QKN7    3.97313%     38,406.92       0.00      3.20057667            0.00     0.00000000      12,000,000.00
BV1        20846QKP2    4.82313%     34,967.69       0.00      3.88529889            0.00     0.00000000       9,000,000.00
BV2        xxxxxxxxx    4.82313%     23,311.80       0.00      3.88530000            0.00     0.00000000       6,000,000.00
P          xxxxxxxxx      N/A             0.00       0.00         N/A                0.00        N/A                  40.00
R          xxxxxxxxx      N/A             0.00       0.00         N/A                0.00        N/A                N/A
----------------------------------------------------------------------------------------------------------------------------

Totals                              972,910.67       0.00                    4,825,876.14                    188,169,624.56
============================================================================================================================

(Table continues below)

Distributions
-------------                                               Unpaid       Unpaid
                           Pool           Original         Interest    Principal
 Class       CUSIP        Factor           Balance        Shortfall    Shortfall
---------------------------------------------------------------------------------
AV1        20846QKK3     0.92536015    158,500,000.00         0.00         0.00
AVIO       20846QKL1     0.85714286     89,600,000.00         0.00         0.00
MV1        20846QKM9     1.00000000     14,500,000.00         0.00         0.00
MV2        20846QKN7     1.00000000     12,000,000.00         0.00         0.00
BV1        20846QKP2     1.00000000      9,000,000.00         0.00         0.00
BV2        xxxxxxxxx     1.00000000      6,000,000.00         0.00         0.00
P          xxxxxxxxx        N/A                  0.00         0.00         0.00
R          xxxxxxxxx        N/A               N/A             0.00         0.00
--------------------------------------------------------------------------------

Totals                  0.940848123    200,000,000.00         0.00         0.00
================================================================================

Delinquency / Default Summary
-----------------------------
                                                                                                     Loans in      180 Day Defualt
Delinquencies            30-59 Days     60-89 Days     90-179 Days          Total     Extensions    Bankruptcy        Inventory
-----------------------------------------------------------------------------------------------------------------------------------
Number of Loans                  12              0               0             12             17              8               0
Principal Balance      1,050,076.09           0.00            0.00   1,050,076.09   1,144,145.38   1,202,710.64            0.00
Percent of Total (#)          0.34%          0.00%           0.00%          0.34%          0.48%          0.23%           0.00%
Percent of Total ($)          0.55%          0.00%           0.00%          0.55%          0.60%          0.63%           0.00%
-----------------------------------------------------------------------------------------------------------------------------------

(Table continues below)

                       Foreclosure        REO        Liquidations/   Liquidation
Delinquencies           Inventory      Inventory      Charge-Offs       Losses
-------------------------------------------------------------------------------
Number of Loans                 6           0.00               0             0
Principal Balance      339,001.28           0.00            0.00          0.00
Percent of Total (#)        0.17%          0.00%           0.00%         0.00%
Percent of Total ($)        0.18%          0.00%           0.00%         0.00%
-------------------------------------------------------------------------------

                                        ----------------------------------------
                                        Cumulative (#):     0.00          0.00
                                        Cumulative ($):     0.00          0.00
                                        ----------------------------------------

Distribution Tests                   Step Down Date:      8/15/2005
------------------                   ---------------
                                                                        Target               Actual
----------------------------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                                 7.69%                0.20%
                                                                         -----
(Shall not exceed 35% of the Sr. Enhancement %)

Cumulative Realized Loss Ratio                                                                0.00%
(target not to exceed 3.25% from 8/15/2005 to 7/15/2006,
4.25% from 8/15/2006 to 7/15/2007, 5.00% from 8/15/2007
to 7/15/2008 and 5.25% thereafter)

----------------------------------------------------------------------------------------------------

Servicer Termination Tests
--------------------------
                                                                        Target               Actual
----------------------------------------------------------------------------------------------------
3 Month Average 60 Day Delinquency Ratio                                9.29%                 0.20%
                                                                        -----
(Shall not exceed 42.25% of the Sr. Enhancement %)

Cumulative Realized Loss Ratio                                                                0.00%
(target not to exceed 7.25% from 8/15/2005 to 7/15/2006,
8.25% from 8/15/2006 to 7/15/2007, 8.75% from 8/15/2007
to 7/15/2008 and 9.00% thereafter)
----------------------------------------------------------------------------------------------------

----------------------------------------
Sr. Enhance %                 21.98568%
----------------------------------------
WAC                            9.50500%
Net WAC Cap                    8.98590%
----------------------------------------
WAM                              353.23
----------------------------------------


U.S. Bank National Association Bondholder Services: 1-800-934-6802
                                                                          page 4

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-C
TRUST ACCOUNT:                   3341790-0            Group I
MONTHLY REMITTANCE REPORT:                        September, 2002
REMITTANCE DATE:                                     10/15/2002

Additional Interest Distributions
---------------------------------

Basis Risk Carryover Distributions
----------------------------------
                                                   Coupon Rate     Basis Risk    Basis Risk    Interest   Unpaid Basis
                         Coupon      Net WAC       in Excess of     Carryover     Interest     Payment    isk Carryover
  Class      CUSIP        Rate       Cap Rate      Net WAC Cap      Shortfall     Payment     Per $1000    Shortfall
-----------------------------------------------------------------------------------------------------------------------
AF1        20846QKB3    2.02313%     11.72569%      0.000000%          0.00        0.00          0.00          0.00
AF2        20846QKC1    3.82700%     11.72569%      0.000000%          0.00        0.00          0.00          0.00
AF3        20846QKD9    4.58000%     11.72569%      0.000000%          0.00        0.00          0.00          0.00
AF4        20846QKE7    5.97200%     11.72569%      0.000000%          0.00        0.00          0.00          0.00
AFIO       20846QKF4    7.50000%     11.72569%      0.000000%          0.00        0.00          0.00          0.00
MF1        20846QKG2    6.15800%     11.72569%      0.000000%          0.00        0.00          0.00          0.00
MF2        20846QKH0    6.98100%     11.72569%      0.000000%          0.00        0.00          0.00          0.00
BF1        20846QKJ6    8.00000%     11.72569%      0.000000%          0.00        0.00          0.00          0.00
BF2        xxxxxxxxx    8.00000%     11.72569%      0.000000%          0.00        0.00          0.00          0.00
-----------------------------------------------------------------------------------------------------------------------

Totals:                                                                0.00        0.00                        0.00
=======================================================================================================================

Liquidation Loss Interest Distributions
---------------------------------------
                                                                  Liquidation    Liquidation    Interest      Unpaid
                         Coupon       Principal     Liquidation  Loss Interest  Loss Interest   Payment     Liquidation
  Class      CUSIP        Rate         Balance      Loss Amount     Amount         Payment     Per $1000   Loss Interest
------------------------------------------------------------------------------------------------------------------------
AF1        20846QKB3    2.02313%    87,703,506.10      0.00            0.00          0.00         0.00           0.00
AF2        20846QKC1    3.82700%    15,125,000.00      0.00            0.00          0.00         0.00           0.00
AF3        20846QKD9    4.58000%    52,937,000.00      0.00            0.00          0.00         0.00           0.00
AF4        20846QKE7    5.97200%    41,250,000.00      0.00            0.00          0.00         0.00           0.00
AFIO       20846QKF4    7.50000%   103,125,000.00      0.00            0.00          0.00         0.00           0.00
MF1        20846QKG2    6.15800%    19,938,000.00      0.00            0.00          0.00         0.00           0.00
MF2        20846QKH0    6.98100%    17,187,000.00      0.00            0.00          0.00         0.00           0.00
BF1        20846QKJ6    8.00000%    13,063,000.00      0.00            0.00          0.00         0.00           0.00
BF2        xxxxxxxxx    8.00000%     7,562,000.00      0.00            0.00          0.00         0.00           0.00
------------------------------------------------------------------------------------------------------------------------

Totals:                                                0.00            0.00          0.00                        0.00
========================================================================================================================


U.S. Bank National Association Bondholder Services: 1-800-934-6802
                                                                          page 5

CONSECO FINANCE CORPORATION (SELLER & SERVICER)
U.S. BANK NATIONAL ASSOCIATION (TRUSTEE)
HOME EQUITY CONTRACT PASS-THROUGH CERTIFICATES
SERIES 2002-C
TRUST ACCOUNT:                  3341790-0           Group II
MONTHLY REMITTANCE REPORT:                       September, 2002
REMITTANCE DATE:                                   10/15/2002

Additional Interest Distributions
---------------------------------

Basis Risk Carryover Distributions
----------------------------------
                                                Coupon Rate     Basis Risk    Basis Risk    Interest    Unpaid Basis
                         Coupon     Net WAC    in Excess of      Carryover     Interest     Payment    Risk Carryover
 Class       CUSIP        Rate      Cap Rate    Net WAC Cap      Shortfall     Payment     Per $1000     Shortfall
---------------------------------------------------------------------------------------------------------------------
AV1        20846QKK3    2.27313%    8.98590%      0.000000%          0.00        0.00         0.00           0.00
AVIO       20846QKL1    7.50000%    8.98590%      0.000000%          0.00        0.00         0.00           0.00
MV1        20846QKM9    3.32313%    8.98590%      0.000000%          0.00        0.00         0.00           0.00
MV2        20846QKN7    3.97313%    8.98590%      0.000000%          0.00        0.00         0.00           0.00
BV1        20846QKP2    4.82313%    8.98590%      0.000000%          0.00        0.00         0.00           0.00
BV2        xxxxxxxxx    4.82313%    8.98590%      0.000000%          0.00        0.00         0.00           0.00
---------------------------------------------------------------------------------------------------------------------
Totals:                                                              0.00        0.00                        0.00
=====================================================================================================================

Liquidation Loss Interest Distributions
---------------------------------------
                                                                    Liquidation     Liquidation    Interest      Unpaid
                         Coupon       Principal      Liquidation   Loss Interest   Loss Interest   Payment     Liquidation
 Class       CUSIP        Rate         Balance       Loss Amount      Amount          Payment     Per $1000   Loss Interest
---------------------------------------------------------------------------------------------------------------------------
AV1        20846QKK3        0.02   146,669,584.56         0.00          0.00           0.00          0.00           0.00
AVIO       20846QKL1    7.50000%    76,800,000.00         0.00          0.00           0.00          0.00           0.00
MV1        20846QKM9    3.32313%    14,500,000.00         0.00          0.00           0.00          0.00           0.00
MV2        20846QKN7    3.97313%    12,000,000.00         0.00          0.00           0.00          0.00           0.00
BV1        20846QKP2    4.82313%     9,000,000.00         0.00          0.00           0.00          0.00           0.00
BV2        xxxxxxxxx    4.82313%     6,000,000.00         0.00          0.00           0.00          0.00           0.00
---------------------------------------------------------------------------------------------------------------------------
Totals:                                                   0.00          0.00           0.00                         0.00
===========================================================================================================================

U.S. Bank National Association Bondholder Services: 1-800-934-6802
                                                                          page 6